Exhibit 99.8

RENMINBI LOAN CONTRACT
SERIAL NO.: 2011 YISHUI BOC loan 014#

Borrower: SHANDONG LONGKONG TRAVEL MANAGEMENT CO., LTD.

Business License No.: 371323228005080

Corporate Representative/responsible: ZHANG SHANJIU

Address of living place: West to Yongfu village Yaodianzi town, Yishui County

Zip:   276400

Account bank and Account:  Bank of China Yishui Branch; 244204343511

Telephone: 0539-2553788	Fax: 0539-2553788

Lender:        BANK OF CHINA YISHUI BRANCH

Corporate Representative/responsible:  ZAIZHI YANG

Address of living Place:  66# Changan Road, Yishui County

Zip: 276400

Telephone: 0539-2551919	Fax: 0539-2252736

After an negotiation on the basis of equality between Borrow and Lender, both party agreed to sign the Contract about loan borrowing from Lender. This loan contract is a single agreement under Granted Credit Line Agreement, refer No.: 2011 BOC E015, which signed between BOC and Shandong Longkong Tourism Development Co.

I.	Loan Amount

Loan Amount: (In words) RENMINBI: FIFTEEN MILLION Yuan

(In number)                      RMB15,000,000.00 Yuan

II.	Loan Term

Loan term is 12 months, starting from the date the fund is drawn; if the fund is drawn in installments, it shall be started from the first drawing day.

Lender shall follow the fund drawing schedule strictly under the contract. If the drawing date is later than the dater under the contract, the repayment shall be made according to the date under the Contract.

III.	Loan Purpose

Loan Purpose is: Payment for advertise & marketing

Without the consent from the Lender, the Borrower shall not change the purpose of the Loan, including, but not limited, investing on stock or securities, any project that prohibited by laws, regulations, monitoring rules, and government policy. Or the project is not legal approved, and the project or purpose is prohibited to invest with bank loan.

VI. Loan Interest and Computation

1.	Loan interest rate

The loan interest rate is calculated according to the method 1.2 below:

1.1	Fixed rate, annual rate is null% , it shall be remained unchanged under the Loan term under the Contract.

1.2
Floating rate, the interest shall be counted from the fund drawdown day, 1 month shall be as a floating circle. Interest reset day shall be the first day of next floating circle, that means the counting day shall be the same day in next month, no the same in next month, the counting day shall be the last day of the month.

For each fund drawdown, the loan interest floating rate shall be:

A.	The first term interest (from exact fund drawdown day to this floating circle due date) shall be the basic rate for one-year term issued by BOC floating up 23%.

B.
On interest reset day, other drawdown fund interest shall be calculated in a rate of basic BOC loan rate for one-year floating up 23%,which shall be regard as the interest rate during the floating circle.

2.	Interest computation

The interest shall be calculated starting from the loan fund drawing date, according to the amount and the days used of the loan.

Calculation Formula: Interest = principle X days used X daily interest rate.

The basis of daily interest rate is 360 days/year,

Daily rate = annual rate/360

3.	Payment of interest

The borrower shall repay the interest by following ways:

By season, the 20th day of the last month of the season shall be the due date, the 21st shall be the pay day.

If the interest due date of the last term of Loan principal is not the exact interest pay day, the due date of the last term shall be regarded as the interest pay day. And Borrower shall complete the payable interest.

4.	Penalty Interest

(1)
The Borrower fails to repay the Loan under the items of Main Contract, the overdue part of the Loan, shall be paid with an overdue penalty interest starting from the date when the loan is due. It shall be carried on till the debt is completed.

The overdue interest rate is that: the loan interest rate under the Item 1 of the contract PLUS 50%.

(2)
The Lender changes the purpose of the Loan under Main Contract, the part of the Loan shall be repaid with a Changed Purpose Penalty Rate starting from the date when the purpose of the part of Loan is changed. It shall be carried on till the debt is completed.

The penalty interest for changing loan purpose shall be the lending rate describing in Item IV.4.1 PLUS 100%.

(3)	To the Loan that is overdue and changed purpose, the interest shall be calculated with the Purpose Changed Penalty Rate till the debt is completed.

(4)
The Lender fails to repay interest on time, the Loan interest rate shall be calculated under the Item IV.3. During the Loan term, a compound interest shall be added to the normal rate under the Item IV.4.(1); during the overdue term, the Penalty Interest rate shall be applied.

(5)	To Penalty interest and Compound interest, if the official Loan Interest Rate is adjusted, it shall be calculated by period.

IV.	Condition of Loan Fund Drawing

The Lender shall satisfy the Lender the following conditions to be qualified to Fund Drawing.

1.	The contract and attached amendment is effective.

2.	The Borrower has provided Guaranty as Borrower required, the Guaranty Contract becomes effective and the following procedure is completed, authorized approval, registry or documents filed.

3.	The Borrower has reserved the Borrower such items related to carrying out the contract, the document of Lender, receipts, seal, staff list, specimen signature, and complete related warrant.

4.	The Borrower opened account related to carrying out the contract.

5.	In 1 working days advance before the fund drawing, the Borrower shall submit the writing application for fund drawing and other documents related to loan purpose, starting drawing processing.

6.	The Borrower has submitted Lender the letter of power of attorney or board resolution that approved by board meeting or other company department to agree to sign and carry out the contract.

7.	Borrower shall pay lender a loan arrangement fee at amount of 1.1152% of loan principle in a lump sum.

8.	Other conditions by laws or a bilateral agreement___null_________.

The Borrow fails to satisfy the Lender above conditions, the Lender may reject the Fund Drawing from the borrower with an exception that the Lender agreed to release fund.

VI. Date and Type of Fund Drawdown

The date and method of withdraw should follow the method 2 below:

1.	The Borrow shall drawdown the fund in a lump sum on the date of : null

2.	Finish fund Drawdown in 10 days from 21-10-2011

3.	Drawdown by installments as following scheduled:

DATE	AMOUNT
Null	null
Null	null

The Lender agrees to release the loan fund, if any, delay drawdown, the delayed fund shall be charged a commitment charge in a amount of 0.03% of the delayed fund amount. The part of rejected loan, shall be charged a commitment charge at a amount of 0.03% of the rejected loan.

VII. Loan Fund Paying out

1.	loan fund paying out special account

Debtor shall open a special paying out account with Creditor to pay out the fund, and loan fund shall be released through this account.

Customer: Shandong Longkong Travel Management Co., Ltd.

Account:

2.	Paying out method of loan fund

(1)
Paying out method shall be made pursuant to contract provision, finance monitoring regulations, laws. Single fund drawdown paying out shall be confirmed in a Drawdown Application. The paying out method of fund mentioned in the Drawdown Application is rejected by lender, lender has right to change the paying out method or suspend fund releasing and paying out.

(2)
Lender is entrusted with fund paying out, means lender pays loan fund to the borrower’s customer who applicable for the contract as borrower required with a drawdown application and trustee. Refer to the relevant regulations issued by China Banking Regulatory Commission and CRC inter-regulations, fund paying out applicable for any item of following, which shall be paid by method of entrust:

(A)	Lender and borrower set up the loan borrowing in a first time, and borrower’s credit line is not reach to lender’s inter requirement.

(B)	The payee is clear (with a bank account, customer name) and single payment is exceed RMB Three million Yuan(included);

(C)	Other events in which agreed by both lender and borrower:______________________.

(3)
Paying out on borrower’s won will, means lender releases the loan fund to borrower’s special account, borrower pays it out on his won will to his customer which fund using is applicable to this contract. Except paying out with an entrust method mention above, the other paying out may be paid by borrower on his own will.

(4)	Changes on Paying out method

After fund drawdown submit, if some items of borrower changes, such as pay out amount, credit line rank changes, in this event, fund be paid out on borrower’s own will which is applicable for contract item 2.2 in this article, it shall change the paying out method. With an entrust paying out or paying out method changes, any changes on paying out amount, payee, fund using purpose and etc, borrower shall provide lender a written explanation, submit drawdown application and fund using purpose proof documents again.

3.	Requirement of Loan fund Paying out with an Entrust

(1)
Paying out with an Entrust. The payment is applicable for entrust paying-out requirement, borrower shall write paying out with an entrust clearly in drawdown application. Which means borrower authors and entrusts lender to pay the fund directly to borrower’s customer which payment applicable for this contract after be loan fund is transferred to the special account. Borrower shall provide lender the name, account, payment amount of payee.

(2)
Documents providing. Payment applicable for entrust paying out, borrower shall provide fund release bank account, payee account information and proof of which payment is applicable for contract provision in each fund drawdown. Borrower shall grant all documents provided to lender are true, complete and valid. Fault on such documents which causes failing on paying out in time, lender takes no responsibility, and which cause no affect on borrower’s loan repayment obligation under this contract.

(3)	Carrying out of lender’s paying out with an entrust

A.
Payment with an entrust, lender shall transfer the fund to borrower’s payee through the special account after entrustment and relevant transaction documents are submit by borrower and reviewed by lender.

B.
Lender discovers the fund using purpose and etc transaction is not applicable to this contract or with a flaw during reviewing, lender has right to request borrower to complete, replace, explain or submit other relevant documents; lender has right to reject releasing and paying out the fund without delivery of such qualified documents.

C.
If payee’s account bank refundment happens, which cause lender not able to complete payment as borrower request in a entrust paying out method, lender shall take no responsibility for it. and which shall cause no affect on borrower’s loan repayment obligation. lender has right to freeze the refund money. In such event, borrower shall provide relevant paying out documents to correct.

(4)	Borrower shall not break the entrust payment into little pieces to avoid payment on entrust.

4.
When the loan fund is released, borrower shall provide lender the related loan fund using records and such information, including but not limited to trade contract, money transfer voucher, invoice and etc proof documents to certify the truth of the transactions.

5.	In any of following events, lender has right to reset loan fund releasing and paying out requirement or stop fund releasing and paying out:

(1)	Borrower breaches contract, break payment into pieces to avoid entrust payment.

(2)	Borrower’s credit line rank drops down or main operation income becomes weak;

(3)	Loan fund using purpose is out of the way;

(4)	Borrower fails to provide lender fund using records and information in time as required by lender.

(5)	Borrower pays out loan fund in a method which breaches the stipulation of this contract.

VIII. Repayment of Loan

1.
Borrower shall assign following account as fund draw back account. Borrower shall provide in-out fund activities through the account. Lender has right to request borrower to make an explanation to large amount fund and un-normal fund coming in or paying out through this account, has right to monitor this account.

User:       Shandong Longkong Travel Management Co., Ltd.

Account No.:

2.	Borrower shall repay the loan as item (1) scheduled except both agreed in other way:

(1)	To repay the debt in a lump sum under the items of the contract on the Loan term expired day;

(2)	To repay as following scheduled:

Date	Amount
null	null
null	null

(3)	Other repayment schedule: _______________________

If Borrower needs to change above repayment plan, a writing application shall be submitted 7 working days in advance before the loan expired date, the amendment of repayment plan shall be accepted in writing by both parties.

3.
The Borrower may decide the repayment schedule of paying the principal first or paying the interest first, when both principal and interest are overdue with an exception that agreed in another agreement. Repayment by installment, the borrower may decide the payment schedule of each term; More overdue Loan contracts existing between Borrower and Lender, the Borrower may decide the repaying order of the contracts.

4.
With an exception that agreed in another agreement, the Borrower may repay the loan in advance, a writing notice shall be provide to Lender in 7 working days advance. The payment in advance shall be paid to the last term of the loan in a reverse order.

The Lender has the right to charge a compensation to the prepayment  at a ratio of 0.01%.

5.	Lender repays loan with method(1) as following:

(1)	The Borrower shall deposit enough money in such account before 10 working day in advance to repay the Loan, and the Lender may withdraw the money from the account on the date of each debt due.

Customer: Shandong Longkong Travel Management Co., Ltd.

Account:

(2)	Other repayment methods agreed by both parties: ____________

IX. GUARANTEE

1.	The guaranty type under this contract:

The contract is the main contract to the Contract of Mortgage of Maximum amount that provides Guarantee signed between Lender and Mortgagor: YISHUI YINHE TOURISM DEVELOPING CO., LTD, reference No. 2011 Yishui BOC MAM- 015#.

The contract is the main contract to the Contract of Guarantee of Maximum amount that provides Guarantee signed between Lender and Guarantor: Shanjiu Zhang, reference No. 2011 Yishui BOC MAM- 015-1#.

The contract is the main contract to the Contract of Guarantee of Maximum amount that provides Guarantee signed between Lender and Guarantor: JUNAN TIANMADAO TOURISM DEVELOPING CO., LTD, reference No. 2011 Yishui BOC MAM- 015-2#.

The contract is the main contract to the Contract of Guarantee of Maximum amount that provides Guarantee signed between Lender and Guarantor: YISHUI YINHE TOURISM DEVELOPING CO., LTD, reference No. 2011 Yishui BOC MAM- 015-3#.

The contract is the main contract to the Contract of Guarantee of Maximum amount that providing Guarantee signed between Lender and Guarantor: YISHUI UNDERGROUND YINGGUANG LAKE TOURISM DEVELOPING CO., LTD, reference No. 2011 Yishui BOC MAM- 015-4#.

2.
The matter that the Lender concluded that may affect the Borrower to carry out the contract occurs to the Borrower or Guarantor, or the Guarantee Contract becomes invalid, cancelled or terminated, or Borrower or Guarantor’s financial situation worsening or involved in a material lawsuit or arbitration, or other reason may affect him to carry out the contract, or the guarantor breaches other contract between the Lender and Guarantor during the guarantee period of the Contract, or the Guaranty is depreciated, damaged, lost, sealed up that cause the guarantee value to decrease or loss, in such events, the Lender may require the borrower to provide another new Guarantee or change another Guarantor to guarantee the debt under the Contract.

X. Statement and Commitment

1.	Borrower’s statements as following:

(1)
The Borrower is duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Borrower has the power to handle it assets used in operation.

(2)
The Borrower is at its option to sign and perform this contract. It is the Borrower’s true meaning and has the power to sign this contract and it is not breach it article of association or regulations or contracts. The procedure for signature and performance or this contract has been gone through and fully effectiveness. The Borrower already obtained or being obtained all permit, approval, file, registration related to the signing and carrying out the Contract.

(3)	All documents, materials, reports and certificates provided to the Lender by the Borrower for consummation of the contract is true, real, complete and effective.

(4)	The purpose of the Loan that the Borrower applied to the Lender is real, legal and no purpose to money laundering.

(5)	The matter that may affect the Borrower and the Guarantor’s financial situation or affect them to carry on the Contract. The Borrower shall not be hiding from Lender.

(6)	Other statement made by borrower

2.	Borrower’s commitments

(1)
Provide the Lender the financial statement (including, but not limited, annual report, quarter report, monthly report) and other relevant documents as the Lender required; Borrower ensures that it shall consciously satisfied such following financial requirement: Sales income not lower than 80% of the same term in last year;

(2)
A reverse guarantee agreement or such similar agreement is signed between the Borrower and Guarantor related to the guarantee obligation of the Contract, such agreement shall not affect the Lender’s equity under the Contract.

(3)
Accept credit check and monitoring from the Lender with sufficient assistant and co-operation. Payment on borrower’s own will, borrower shall conclude loan fund using information time to time, conclusion date shall be: in 5 business days each month.

(4)
Borrower occurs merger, split, capital reducing, stock transfer, investment, add debt for financing, material asset and creditor’s rights transfer and other may cause a affect on Borrower’s repaying ability, such above action borrower takes shall get a written consent from lender.

In such following events, borrower shall inform lender in time:

A.	Changes on borrower or guarantor’s articles of association, business scope, registered capital, legal representative;

B.	Any form of affiliation, joint venture, cooperation, contract business, company reformation, structure changes, planning to go public and etc operation changes.

C.	Get involve into material lawsuit or arbitration, company properties or warranty things is sealed, detained or under monitoring, or set another guarantee on the warranty things.

D.	Operation suspension, dismissing, liquidation, suspension to reform, cancellation, business license withdrawn, applying(applied) for bankrupt and etc;

E.	Director, shareholder and present senior officer get involved a material criminal case or trade lawsuit;

F.	Borrower incurs breach affair with other contract;

G.	Business operation in a difficult position and worse financial situation;

(5)	The repayment to the Lender is prior to the debt that provided by director(s) of company, and it shall be not behind other debt.

(6)
The Borrower shall not provide any stock dividend or bonus to shareholders in such events: the net profit after tax is mull or loss in a accounting fiscal year; the net profit could not cover the profit loss in last years; the net profit before tax is not paid the payable principal, payable interest and relevant expenses; or could not cover the payable principal and payable interest.

(7)
The borrower shall not dispose the assets by reduce the debt repaying ability. And shall commit that the guarantee he ever provide to any other party shall be not more than 1 time of its assets value. And the guarantee in total amount or any single guarantee amount shall be limited by the Articles of the corporation.

(8)	Except fund using purpose applicable to the stipulation of this contract or agreed by lender, borrower shall not transfer any fund under this contract to same user account and any related party.

Borrower shall provide relevant proof documents for transferring fund under this contract to the same user account or related party account.

(10)	Lender has right draw back the loan in advance according with the fund supply reducing statement of lender.

(11)	Other items committed by borrower:______________________

XI. Disclosure on Transaction among related parties in the Group Companies Which Borrower belongs to.

Both lender and borrower agreed with item 1 of following:

1.	Borrower does not belong to the Group Client defined in “Guide on risk management of granting credit line for group client of commercial bank” (hereinafter referred as “Guide”).

2.
Borrower belongs to the Group Client defined in “Guide on risk management of granting credit line for group client of commercial bank” (referred as “Guide”). Borrower shall report to lender information of related transaction which amount exceed 10% of net asset, including relationship among related parties, transaction type, nature of the deal, transaction amount or transaction percentage, pricing policy(including no amount or a token payment deal).

Any of such following events incurs to borrower, lender has right to stop release un-drawdown fund by borrower, has right to draw back entire or part of loan principle and interest: cheating bank fund or credit line granting by using fake contract, discount or pledge bill receivables or fund receivables with bank; occurs material merger, acquisition and reformation which may cause affect on loan security; avoid bank debt on purpose; other events stipulated under article of contract.

XII. Breach of Faith and Solution

Any such event shall be regarded as breach of faith under the Contract:

(1)	The Borrower fails to accomplish the obligation of repaying under the Contract.

(2)	The Borrower changed the purpose of the Loan describing under the Contract.

(3)	The statement the Borrower provide to the Contract is not true, or breaking the commitment in the Contract.

(4)
The event describing in item (4), paragraph 2, article IX of the Contract occurs, the Lender believes the event may affect Borrower’s and Guarantor’s financial situation or debt repaying ability, and the Borrower fails to provide a new guarantor or changes the guarantor under the Contract.

(5)	The Borrower breaks the other obligation of the Contract.

(6)	The Borrower breaks agreements among Borrower and Lender and the other organizations of Bank of China CO., Ltd.

(7)	The Guarantor agreements among Guarantor and Lender and the other organizations of Bank of China CO., Ltd.

(8)	Such events occur to Borrower, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.

In such above events, the Lender may take the following actions separately or together in accordance with the fact.

1.	Require the Borrower or Guarantor to correct their breaches.

2.	Adjust, suspend or terminate the Borrower’s Line of Credit partly or totally;

3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Borrower and Lender, unreleased loan fund, not yet applied trade financing activities.

4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.

5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Borrower and Lender.

6.	Claim a compensation to the Borrower of loss caused by the Borrower’s breaches.

7.
Inform in advance or after, transfer the money in the account that the Borrower opened with the Lender or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Claim the security interest.

9.	Claim the Guarantee from the Guarantor.

10.	Other actions that Lender may regard that is necessary and possible.

XIII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XV. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:

Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XVI. Expense

The Borrower shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVII. Appendixes

The following document and all the appendixes attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

1.	Fund drawing application

2.	Due bill

XVI. Other provision

1.	The Borrower shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Lender.

2.
The Borrower shall accept that, when it is needed, the Lender relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Lender have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.

4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.
The deal under the Contract is carried out based on each separate benefit. As laws or Regulations required, if any parties related to above deal compose a Related Party or Related Person, no party of the Contract shall use the relation to cause an influence in the equity of above deal.

6.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

7.
As required by laws or by relevant finance monitoring authorities, the lender has right to provide the information related to this contract or other relevant information to PBOC credit database or other credit database set by laws, which database may access by person or organizations who are permitted; accordingly, the lender is entitled to search relevant information of borrower from such credit database for the purpose of signing this contract;

8.	Loan fund drawdown date, repayment date is a legal holiday, which shall be postponed to the first business day when the holiday is due.

9.
As required by Monitoring Authorities or related monitoring regulations, civil regulations and laws changes, lender could not continue carry out performing agreement or could not carry out obligation under this contract, lender has right to terminate this agreement or to amend the agreement pursuant to requirement from Monitoring Authorities or related changed monitoring regulations, civil regulations and laws. In such events, lender enjoys exemption from liability.

10.
Borrower’s quarter sales income is less than 80% of that amount in last year, lender has right to reduce granted credit line amount and loan amount to 10million Yuan; Borrower’s quarter sales income is less than 80% of that amount in last year, lender has right to draw back entire granted credit. (note: sales income is based on sales income described in sales tax declaring slip

XVIII. Become effective.

The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of each party and sealed by each party. The Contract is made out in 2 duplicates, one for each party, with the same legal enforcement.

BORROWER (Seal):     SHANDONG LONGKONG TRAVEL MANAGEMENT CO., LTD. (and sealed)

Signature:                       ZHANG SHANJIU (signed)

(Signed by corporate representative)

Date: 21-10-2011

LENDER (Seal):  BANK OF CHINA CO., LTD YISHUI BRANCH

(and sealed)

Signature:          LI SHIMING (signed)

(Signed by corporate representative)

Date: 21-10-2011

CONTRACT

OF

GUARANTEE OF MAXIMUM AMOUNT

2011 Yishui BOC Gao-bao- 015-1#

Guarantor: ZHANG SHANJIU

Add: 12# SHUANGCHENG RD. YISHUI COUNTY

SHANDONG PROVINCE

Zip:                 276400

Tel: 0539-2226899	Fax: 0539-2226899

Creditor: BANK OF CHINA CO., LTD YISHUI BRANCH

Corporate Representation: YANG ZAIZHI

Add:            66# Changan Rd. Yishui County Shandong province

Zip:                 276400

Tel:            0539-2252736

Fax:           0539-2252736

Guarantor: (wife)                           RONGXIA CHEN

Add:                12# SHUANGCHENG RD. YISHUI COUNTY

SHANDONG PROVINCE

Zip:                 276400

Tel: 0539-2226899	Fax: 0539-2226899

To ensure the debt under the Main Contract that describing in Article I of the Contract to be carried out, the Guarantor agreed to provide the Guarantee to Guarantee. Both parties agreed to sign this Contract based on an equal negotiation. With an exception that stipulated by another agreement, the words explanation shall be based on Main Contract.

I.	Main Contract

The main contract of this Contract is:

The Granting Agreement of Credit Line No.:2011 Yishui BOC E-015#.and certain parts belong to Main Contract among other signed or being signed single agreement item, amendment or supplement based on above agreement; which signed between the Creditor and Debtor Shandong Longkong Travel Management Co., Ltd.

II.	Main Creditor’s Right and Duration

With an exception that stipulated in another agreement, the Main Creditor’s right means the debt made under Main Contract in following period:

From the date when the Granting Agreement of Credit Line of Middle & Small Scale Enterprise becomes effective till the date that the life of debt stipulated in above agreement and the amendment, supplement of the line of credit expires.

III.	Maximum Amount of Guarantee

1.	The Maximum amount of the guarantee contract:

Base currency: RENMINBI

(In words)    TWENTY MILLION YUAN

(In number)  20,000,000.00 Yuan

2.
The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.

Liquidated damage;

Compensation;

Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.

The loss caused by breaching contract by debtor;

Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.	Type of Guarantee.

The type of Guarantee of the contract shall be joint guarantee.

V.	Rising up Guarantee Liability

The debtor fails to repay on the contract pay day or contract pay day in advance to creditor as scheduled under the Main Contract, the creditor may require the Guarantee to provide the Guarantee obligation.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Creditor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and a writing consent obtained from Creditor, and the date that Creditor requires Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

Any other co-existent Pledge Agreement or Guarantee related to the Main Debt besides the Guarantee contract, shall have no influence with any right and obligation under the Contract, the Guarantor shall not plead against Creditor based on it.

VI.	Period of Guarantee

The period of guarantee under the Contract is that: 2 years from the date when the period of Main Debt expires describing in Article II under the Contract.

During the period of Guarantee, the Creditor may require Guarantor to provide the Guarantee for total debt or part of it, single or more fund, separately or totally.

VII.	Time for law action of Guaranteed Debt

The Main Debt unpaid yet, a relevant joint guarantee existing, the creditor requires the Guarantor to provide the joint guarantee obligation before the period of guarantee expires; the Guarantee obligation and the time for law action shall be started from the date when Creditor claims the joint guarantee obligation to Guarantor.

VIII.	Relation between this Contract and Main Contract

If Main Contract contains of the Granting Agreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Guarantor. Without the consent or the Guarantor rejects, the Guarantor shall only take the responsibility for the Main Debt occur during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract, that remains unchanged.

To modify other contains or Items of the Granting Agreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Guarantor, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with an prior consent from both Creditor and Guarantor.

Without the consent from the Guarantor, the Creditor may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and debtor’s guarantee obligation remains unchanged.

IX.	Statement and Commitment

The Guarantor states and commits as follow:

1. The Guarantor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Guarantor has the power to handle it assets used in business operation.

2. The guarantor is at its option to sign and perform this contract. It is the Guarantor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Guarantor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Singing the contract and carrying out it shall not breach its article of corporation or regulations or contracts.

3.	All documents, materials, reports and certificates provided to the Creditor by the Debtor for consummation of the contract is true, real, complete and effective.

4.	Accept checking and monitoring to operation situation, financial statement from the Creditor with sufficient assistant and co-operation.

5.	No any material liability hiding from the Creditor as the contract being signed.

6.
Such events may affect the Guarantor’s financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, the Guarantor shall inform the Creditor in writing.

X.	Disclosure of Related Party and Related inter Transaction in the Group which Guarantor belongs to.

The both parties agreed to the item 2 as following:

1. The Guarantor is not a Group Client defined in Commercial Bank Credit Risk Management Group Client Guidance (refers: Guidance).

2. The Guarantor is a Group Client as described in the Guidance.

The Guarantor shall report the status of the related transactions which amount exceeds 10% of the net assets to Creditor in time pursuant to Section 17 of the Guidance. Which contains of the relations among the parties involved into the above transactions, transaction item and purpose, amount of the transaction，relevant ratio or pricing policy (including the transactions with an exact amount or transactions with a symbolic amount).

XI.	Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

(9)	The Guarantor fails to accomplish the Guarantee obligation under the Contract.

(10)	The statement the Guarantor provide to the Contract is not true, or breaking the commitment in the Contract.

(11)	The event describing in item 6, article IX, it may have a material influence with Guarantor’s financial situation and the ability to carry on the Contract.

(12)	Such events occur to Guarantor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.

(13)	The Guarantor breaks the other obligation of the Contract.

(14)	The Guarantor breaks agreements among Guarantor and Creditor and the other organizations of Bank of China CO., Ltd.

In such above events, the Creditor may take the following actions separately or together in accordance with the fact.

11.	Require the Guarantor to correct their breaches.

12.	Adjust, suspend or terminate the Creditor’s Line of Credit partly or totally;

13.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Guarantor and Creditor, unreleased loan fund, not yet applied trade financing activities.

14.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.

15.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Guarantor and Creditor.

16.	Claim a compensation to the Guarantor of loss caused by the Guarantor’s breaches.

17.
Inform in advance or after, transfer the money in the account that the Guarantor opened with the Creditor or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

18.	Other actions that Creditor may believe that is necessary

XII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIIII. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:

Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XV. Expense

The Guarantor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVI. Appendixes

The appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XVII. Other provision

11.	The Guarantor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Creditor.

12.
The Guarantor shall accept that, when it is needed, the Creditor relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Creditor have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

13.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.

14.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

15.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVIII. Become effective.

This contract becomes effective when the following actions is fulfilled:

1.	The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Guarantor and sealed by the Guarantor.

2. The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Creditor and sealed by the Creditor.

The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal enforcement.

GUARANTOR :(Seal)	ZHANG SHANJIU

Signature:	ZHANG SHANJIU (signed)

(Signed by corporate representative)

GUARANTOR :(wife)	RONGXIA CHEN

Signature:	RONGXIA CHEN (signed)

(Signed by corporate representative)

CREDITOR (Seal): BANK OF CHINA CO., LTD YISHUI BRANCH

(Sealed)

Signature:	LI SHIMING (signed)

(Signed by corporate representative)

Date:   21-10-2011

CONTRACT

OF

GUARANTEE OF MAXIMUM AMOUNT

2011 Yishui BOC Gao-bao- 016-4#

Guarantor:     YISHUI UNDERGROUND FLUERESCENT LAKE TOURISM DEVELOPMENT CO., LTD.

Business License No.:	371323228005879

Corporate Representative/principal:	LI HONGWEI

Account Bank and Account:	YISHUI RCC, 20100053878

Add:	NORTH TO SIMENDONG VILLAGE

YUANDONGTOU TOWN YISHUI COUNTY

Zip:			276400

Tel:	0539-2226899	Fax:	0539-2226899

Creditor:	BANK OF CHINA CO., LTD YISHUI BRANCH

Corporate Representation:	YANG ZAIZHI

Add:	66# Changan Rd. Yishui County Shandong province

Zip:	276400

Tel:	0539-2251919

Fax:	0539-2252736

To ensure the debt under the Main Contract that describing in Article I of the Contract to be carried out, the Guarantor agreed to provide the Guarantee to Guarantee. Both parties agreed to sign this Contract based on an equal negotiation. With an exception that stipulated by another agreement, the words explanation shall be based on Main Contract.

I.	Main Contract

The main contract of this Contract is:

The Granting Agreement of Credit Line  No.:2011 Yishui BOC E-015#.and certain parts belong to Main Contract among other signed or being signed single agreement item, amendment or supplement based on above agreement; which signed between the Creditor and Debtor Shandong Longkong Travel Management Co., Ltd.

II.	Main Creditor’s Right and Duration

With an exception that stipulated in another agreement, the Main Creditor’s right means the debt made under Main Contract in following period:

From the date when the Granting Agreement of Credit Line of Middle & Small Scale Enterprise becomes effective till the date that the life of debt stipulated in above agreement and the amendment, supplement of the line of credit expires.

III.	Maximum Amount of Guarantee

1.	The Maximum amount of the guarantee contract:

Base currency: RENMINBI

(In words)    TWENTY MILLION YUAN

(In number)  20,000,000.00 Yuan

2.
The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.

Liquidated damage;

Compensation;

Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.

The loss caused by breaching contract by debtor;

Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.	Type of Guarantee.

The type of Guarantee of the contract shall be joint guarantee.

V.	Rising up Guarantee Liability

The debtor fails to repay on the contract pay day or contract pay day in advance to creditor as scheduled under the Main Contract, the creditor may require the Guarantee to provide the Guarantee obligation.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Creditor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and a writing consent obtained from Creditor, and the date that Creditor requires Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

Any other co-existent Pledge Agreement or Guarantee related to the Main Debt besides the Guarantee contract, shall have no influence with any right and obligation under the Contract, the Guarantor shall not plead against Creditor based on it.

VI. Period of Guarantee

The period of guarantee under the Contract is that: 2 years from the date when the period of Main Debt expires describing in Article II under the Contract.

During the period of Guarantee, the Creditor may require Guarantor to provide the Guarantee for total debt or part of it, single or more fund, separately or totally.

XII.	Time for law action of Guaranteed Debt

The Main Debt unpaid yet, a relevant joint guarantee existing, the creditor requires the Guarantor to provide the joint guarantee obligation before the period of guarantee expires; the Guarantee obligation and the time for law action shall be started from the date when Creditor claims the joint guarantee obligation to Guarantor.

XIII.	Relation between this Contract and Main Contract

If Main Contract contains of the Granting Agreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Guarantor. Without the consent or the Guarantor rejects, the Guarantor shall only take the responsibility for the Main Debt occur during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract, that remains unchanged.

To modify other contains or Items of the Granting Agreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Guarantor, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with an prior consent from both Creditor and Guarantor.

Without the consent from the Guarantor, the Creditor may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and debtor’s guarantee obligation remains unchanged.

XIV.	Statement and Commitment

The Guarantor states and commits as follow:

1. The Guarantor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Guarantor has the power to handle it assets used in business operation.

2. The guarantor is at its option to sign and perform this contract. It is the Guarantor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Guarantor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Singing the contract and carrying out it shall not breach its article of corporation or regulations or contracts.

3.	All documents, materials, reports and certificates provided to the Creditor by the Debtor for consummation of the contract is true, real, complete and effective.

4.	Accept checking and monitoring to operation situation, financial statement from the Creditor with sufficient assistant and co-operation.

5.	No any material liability hiding from the Creditor as the contract being signed.

6.
Such events may affect the Guarantor’s financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, the Guarantor shall inform the Creditor in writing.

XV.	Disclosure of Related Party and Related inter Transaction in the Group which Guarantor belongs to.

The both parties agreed to the item 2 as following:

1. The Guarantor is not a Group Client defined in Commercial Bank Credit Risk Management Group Client Guidance (refers: Guidance).

2. The Guarantor is a Group Client as described in the Guidance.

The Guarantor shall report the status of the related transactions which amount exceeds 10% of the net assets to Creditor in time pursuant to Section 17 of the Guidance. Which contains of the relations among the parties involved into the above transactions, transaction item and purpose, amount of the transaction，relevant ratio or pricing policy (including the transactions with an exact amount or transactions with a symbolic amount).

XVI.	Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

(1)	The Guarantor fails to accomplish the Guarantee obligation under the Contract.

(2)	The statement the Guarantor provide to the Contract is not true, or breaking the commitment in the Contract.

(3)	The event describing in item 6, article IX, it may have a material influence with Guarantor’s financial situation and the ability to carry on the Contract.

(4)	Such events occur to Guarantor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.

(5)	The Guarantor breaks the other obligation of the Contract.

(6)	The Guarantor breaks agreements among Guarantor and Creditor and the other organizations of Bank of China CO., Ltd.

In such above events, the Creditor may take the following actions separately or together in accordance with the fact.

1.	Require the Guarantor to correct their breaches.

2.	Adjust, suspend or terminate the Creditor’s Line of Credit partly or totally;

3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Guarantor and Creditor, unreleased loan fund, not yet applied trade financing activities.

4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.

5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Guarantor and Creditor.

6.	Claim a compensation to the Guarantor of loss caused by the Guarantor’s breaches.

7.
Inform in advance or after, transfer the money in the account that the Guarantor opened with the Creditor or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Other actions that Creditor may believe that is necessary

XII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIIII. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:

Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XV. Expense

The Guarantor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVI. Appendixes

The appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XVII. Other provision

1.	The Guarantor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Creditor.

2.
The Guarantor shall accept that, when it is needed, the Creditor relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Creditor have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.

4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVIII. Become effective.

This contract becomes effective when the following actions is fulfilled:

1.	The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Guarantor and sealed by the Guarantor.

2. The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Creditor and sealed by the Creditor.

The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal enforcement.

GUARANTOR :(Seal) YISHUI UNDERGROUND FLUORESCENT LAKE TOURISM DEVELOPMENT CO., LTD. (sealed)

Signature:	LI HONGWEI (signed)

(Signed by corporate representative)

Date:	21-10-2011

CREDITOR (Seal): BANK OF CHINA CO., LTD YISHUI BRANCH

(Sealed)

Signature:	LI SHIMING (signed)

(Signed by corporate representative)

Date:	21-10-2011

CONTRACT

OF

GUARANTEE OF MAXIMUM AMOUNT

2011 Yishui BOC Gao-bao- 015-3#

Guarantor:	YISHUI YINHE TOURISM DEVELOPING CO., LTD

Business License No.:	371323200002487

Corporate Representative/principal:	CHEN RONGHUI

Account Bank and Account:	BOC Yishui Branch 206504343570

Add:	WEST TO YIBO RD. YISHUI COUNTY

Zip:	276400

Tel:	0539-2253788	Fax:	0539-2253788

Creditor:	BANK OF CHINA CO., LTD YISHUI BRANCH

Corporate Representation:	YANG ZAIZHI

Add:	66# Changan Rd. Yishui County Shandong province

Zip:	276400

Tel:	0539-2251919

Fax:	0539-2252736

To ensure the debt under the Main Contract that describing in Article I of the Contract to be carried out, the Guarantor agreed to provide the Guarantee to Guarantee. Both parties agreed to sign this Contract based on an equal negotiation. With an exception that stipulated by another agreement, the words explanation shall be based on Main Contract.

I.	Main Contract

The main contract of this Contract is:

The Granting Agreement of Credit Line No.:2011 Yishui BOC E-015#.and certain parts belong to Main Contract among other signed or being signed single agreement item, amendment or supplement based on above agreement; which signed between the Creditor and Debtor Shandong Longkong Travel Management Co., Ltd.

II.	Main Creditor’s Right and Duration

With an exception that stipulated in another agreement, the Main Creditor’s right means the debt made under Main Contract in following period:

From the date when the Granting Agreement of Credit Line of Middle & Small Scale Enterprise becomes effective till the date that the life of debt stipulated in above agreement and the amendment, supplement of the line of credit expires.

III.	Maximum Amount of Guarantee

1.	The Maximum amount of the guarantee contract:

Base currency: RENMINBI

(In words)    TWENTY MILLION YUAN

(In number)  20,000,000.00 Yuan

2.
The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.

Liquidated damage;

Compensation;

Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.

The loss caused by breaching contract by debtor;

Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.	Type of Guarantee.

The type of Guarantee of the contract shall be joint guarantee.

V.	Rising up Guarantee Liability

The debtor fails to repay on the contract pay day or contract pay day in advance to creditor as scheduled under the Main Contract, the creditor may require the Guarantee to provide the Guarantee obligation.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Creditor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and a writing consent obtained from Creditor, and the date that Creditor requires Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

Any other co-existent Pledge Agreement or Guarantee related to the Main Debt besides the Guarantee contract, shall have no influence with any right and obligation under the Contract, the Guarantor shall not plead against Creditor based on it.

VI. Period of Guarantee

The period of guarantee under the Contract is that: 2 years from the date when the period of Main Debt expires describing in Article II under the Contract.

During the period of Guarantee, the Creditor may require Guarantor to provide the Guarantee for total debt or part of it, single or more fund, separately or totally.

XVII.	Time for law action of Guaranteed Debt

The Main Debt unpaid yet, a relevant joint guarantee existing, the creditor requires the Guarantor to provide the joint guarantee obligation before the period of guarantee expires; the Guarantee obligation and the time for law action shall be started from the date when Creditor claims the joint guarantee obligation to Guarantor.

XVIII.	Relation between this Contract and Main Contract

If Main Contract contains of the Granting Agreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Guarantor. Without the consent or the Guarantor rejects, the Guarantor shall only take the responsibility for the Main Debt occur during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract, that remains unchanged.

To modify other contains or Items of the Granting Agreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Guarantor, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with an prior consent from both Creditor and Guarantor.

Without the consent from the Guarantor, the Creditor may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and debtor’s guarantee obligation remains unchanged.

XIX.	Statement and Commitment

The Guarantor states and commits as follow:

1. The Guarantor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Guarantor has the power to handle it assets used in business operation.

2. The guarantor is at its option to sign and perform this contract. It is the Guarantor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Guarantor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Singing the contract and carrying out it shall not breach its article of corporation or regulations or contracts.

3.	All documents, materials, reports and certificates provided to the Creditor by the Debtor for consummation of the contract is true, real, complete and effective.

4.	Accept checking and monitoring to operation situation, financial statement from the Creditor with sufficient assistant and co-operation.

5.	No any material liability hiding from the Creditor as the contract being signed.

6.
Such events may affect the Guarantor’s financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, the Guarantor shall inform the Creditor in writing.

XX.	Disclosure of Related Party and Related inter Transaction in the Group which Guarantor belongs to.

The both parties agreed to the item 2 as following:

1. The Guarantor is not a Group Client defined in Commercial Bank Credit Risk Management Group Client Guidance (refers: Guidance).

2. The Guarantor is a Group Client as described in the Guidance.

The Guarantor shall report the status of the related transactions which amount exceeds 10% of the net assets to Creditor in time pursuant to Section 17 of the Guidance. Which contains of the relations among the parties involved into the above transactions, transaction item and purpose, amount of the transaction，relevant ratio or pricing policy (including the transactions with an exact amount or transactions with a symbolic amount).

XXI.	Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

(1)	The Guarantor fails to accomplish the Guarantee obligation under the Contract.

(2)	The statement the Guarantor provide to the Contract is not true, or breaking the commitment in the Contract.

(3)	The event describing in item 6, article IX, it may have a material influence with Guarantor’s financial situation and the ability to carry on the Contract.

(4)	Such events occur to Guarantor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.

(5)	The Guarantor breaks the other obligation of the Contract.

(6)	The Guarantor breaks agreements among Guarantor and Creditor and the other organizations of Bank of China CO., Ltd.

In such above events, the Creditor may take the following actions separately or together in accordance with the fact.

1.	Require the Guarantor to correct their breaches.

2.	Adjust, suspend or terminate the Creditor’s Line of Credit partly or totally;

3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Guarantor and Creditor, unreleased loan fund, not yet applied trade financing activities.

4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.

5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Guarantor and Creditor.

6.	Claim a compensation to the Guarantor of loss caused by the Guarantor’s breaches.

7.
Inform in advance or after, transfer the money in the account that the Guarantor opened with the Creditor or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Other actions that Creditor may believe that is necessary

XII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIIII. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:

Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XV. Expense

The Guarantor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVI. Appendixes

The appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XVII. Other provision

1.	The Guarantor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Creditor.

2.
The Guarantor shall accept that, when it is needed, the Creditor relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Creditor have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.

4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVIII. Become effective.

This contract becomes effective when the following actions is fulfilled:

1.	The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Guarantor and sealed by the Guarantor.

2. The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Creditor and sealed by the Creditor.

The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal enforcement.

GUARANTOR :(Seal)	YISHUI YINHE TOURISM DEVELOPING CO., LTD (sealed)

Signature:	CHEN RONGHUI (signed)

(Signed by corporate representative)

Date:	21-10-2011

CREDITOR (Seal): BANK OF CHINA CO., LTD YISHUI BRANCH

(Sealed)

Signature:	LI SHIMING (signed)

(Signed by corporate representative)

Date:	21-10-2011

CONTRACT

OF

GUARANTEE OF MAXIMUM AMOUNT

2010 Yishui BOC Gao-bao- 016#

Guarantor:   JUNAN TIANMA ISLAND TOURISM DEVELOPING CO., LTD

Business License No.:	371327228013373

Corporate Representative/principal:	HONGBIN LI

Account Bank and Account:	Junan ADBC 215612613710

Add:	LAOPO TOWN JUNAN COUNTY

Zip:	276400

Tel: 0539-7837382	Fax: 0539-7837382

Creditor:	BANK OF CHINA CO., LTD YISHUI BRANCH

Corporate Representation:	YANG ZAIZHI

Add:	66# Changan Rd. Yishui County Shandong province

Zip:	276400

Tel:	0539-2251919

Fax:	0539-2252736

To ensure the debt under the Main Contract that describing in Article I of the Contract to be carried out, the Guarantor agreed to provide the Guarantee to Guarantee. Both parties agreed to sign this Contract based on an equal negotiation. With an exception that stipulated by another agreement, the words explanation shall be based on Main Contract.

I.	Main Contract

The main contract of this Contract is:

The Granting Agreement of Credit Line of Middle & Small Scale Enterprise No.:2011 Yishui BOC E-015#.and certain parts belong to Main Contract among other signed or being signed single agreement item, amendment or supplement based on above agreement; which signed between the Creditor and Debtor Shandong Longkong Travel Development Co., Ltd.

II.	Main Creditor’s Right and Duration

With an exception that stipulated in another agreement, the Main Creditor’s right means the debt made under Main Contract in following period:

From the date when the Granting Agreement of Credit Line of Middle & Small Scale Enterprise becomes effective till the date that the life of debt stipulated in above agreement and the amendment, supplement of the line of credit expires.

III.	Maximum Amount of Guarantee

1.	The Maximum amount of the guarantee contract:

Base currency: RENMINBI

(In words)    TWENTY MILLION YUAN

(In number)  20,000,000.00 Yuan

2.
The date that the period of Main Debt expires describing in Article II, the debt is regarded as the Main Debt under the Guarantee Contract, such following items based on the Main Debt shall belong to the Main Debt guaranteed. The exact amount shall be confirmed as it is repaid.

Interest: including legal interest, contract interest, compound interest, penalty interest.

Liquidated damage;

Compensation;

Cost for realizing creditor’s right: including but not limited to lawsuit expense, attorney service charge, notarial fees, and costs of execution.

The loss caused by breaching contract by debtor;

Other expenses payable.

The total amount of above two items shall be regarded as the maximum amount of Guarantee.

IV.	Type of Guarantee.

The type of Guarantee of the contract shall be joint guarantee.

V.	Rising up Guarantee Liability

The debtor fails to repay on the contract pay day or contract pay day in advance to creditor as scheduled under the Main Contract, the creditor may require the Guarantee to provide the Guarantee obligation.

The contract pay day mentioned in above paragraph contains of principal repaying date, interest repaying date or the date that the debtor agrees to repay any fund to Creditor as schedule under Main Contract. The contract pay day in advance means that the date that Debtor rises up and a writing consent obtained from Creditor, and the date that Creditor requires Debtor to repay the principal and interest and/or any fund under the Main Contract in advance.

Any other co-existent Pledge Agreement or Guarantee related to the Main Debt besides the Guarantee contract, shall have no influence with any right and obligation under the Contract, the Guarantor shall not plead against Creditor based on it.

VI. Period of Guarantee

The period of guarantee under the Contract is that: 2 years from the date when the period of Main Debt expires describing in Article II under the Contract.

During the period of Guarantee, the Creditor may require Guarantor to provide the Guarantee for total debt or part of it, single or more fund, separately or totally.

XXII.	Time for law action of Guaranteed Debt

The Main Debt unpaid yet, a relevant joint guarantee existing, the creditor requires the Guarantor to provide the joint guarantee obligation before the period of guarantee expires; the Guarantee obligation and the time for law action shall be started from the date when Creditor claims the joint guarantee obligation to Guarantor.

XXIII.	Relation between this Contract and Main Contract

If Main Contract contains of the GrantingAgreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, to extend the period of credit line/business cooperation, a writing consent shall be obtained from the Guarantor. Without the consent or the Guarantor rejects, the Guarantor shall only take the responsibility for the Main Debt occur during the period of credit line/business cooperation in the maximum amount, the Guarantee period is described in Article III under the Contract, that remains unchanged.

To modify other contains or Items of the Granting Agreement of Credit Line of Middle & Small Scale Enterprise/General Agreement of Credit Line Business, and a single agreement under certain Item of it, the consent is not needed to get from the Guarantor, who shall provide the guarantee to the changed Main contract in the maximum amount under Article III of the Contract.

The maximum amount of Debt guaranteed may be adjusted in a writing format, with an prior consent from both Creditor and Guarantor.

Without the consent from the Guarantor, the Creditor may entrust a part/total rights and obligation under the items of Main Contract to other organizations of Bank of China to carry on, or transfer the Main creditor’s right to a third party; and debtor’s guarantee obligation remains unchanged.

XXIV.	Statement and Commitment

The Guarantor states and commits as follow:

1. The Guarantor is a corporate duly organized and valid under the law of the People’s Republic of China and has the power and authority to own its property to consummate the transactions contemplated in this contract and join the litigation, The Guarantor has the power to handle it assets used in business operation.

2. The guarantor is at its option to sign and perform this contract. It is the Guarantor’s true meaning and has the legal power under the Articles of corporate and bylaws to sign this contract.

The Guarantor is a corporate, providing Guarantee shall be approved by a resolution through a board meeting, a shareholders meeting, a directors meeting following the Articles of Corporation; if any item of the Articles of Corporation describing the limitation of a Guarantee amount, the Guarantee amount under the Contract shall not be exceed the limitation.

Singing the contract and carrying out it shall not breach its article of corporation or regulations or contracts.

3.	All documents, materials, reports and certificates provided to the Creditor by the Debtor for consummation of the contract is true, real, complete and effective.

4.	Accept checking and monitoring to operation situation, financial statement from the Creditor with sufficient assistant and co-operation.

5.	No any material liability hiding from the Creditor as the contract being signed.

6.
Such events may affect the Guarantor’s financial situation or carrying on the Contract, including, but not limited to any format split, merger, joint venture, cooperation, jointly cooperation, dissolution, closedown, liquidation, transformation; planning to go public, involved into a material lawsuit or arbitration, the Guarantor shall inform the Creditor in writing.

XXV.	Disclosure of Related Party and Related inter Transaction in the Group which Guarantor belongs to.

The both parties agreed to the item 2 as following:

1. The Guarantor is not a Group Client defined in Commercial Bank Credit Risk Management Group Client Guidance (refers: Guidance).

2. The Guarantor is a Group Client as described in the Guidance.

The Guarantor shall report the status of the related transactions which amount exceeds 10% of the net assets to Creditor in time pursuant to Section 17 of the Guidance. Which contains of the relations among the parties involved into the above transactions, transaction item and purpose, amount of the transaction，relevant ratio or pricing policy (including the transactions with an exact amount or transactions with a symbolic amount).

XXVI.	Breach of Faith and Settlement

Any such event shall be regarded as breach of faith under the Contract:

(1)	The Guarantor fails to accomplish the Guarantee obligation under the Contract.

(2)	The statement the Guarantor provide to the Contract is not true, or breaking the commitment in the Contract.

(3)	The event describing in item 6, article IX, it may have a material influence with Guarantor’s financial situation and the ability to carry on the Contract.

(4)	Such events occur to Guarantor, business operation terminated, company dismissed, and business registration withdrawn or bankrupt.

(5)	The Guarantor breaks the other obligation of the Contract.

(6)	The Guarantor breaks agreements among Guarantor and Creditor and the other organizations of Bank of China CO., Ltd.

In such above events, the Creditor may take the following actions separately or together in accordance with the fact.

1.	Require the Guarantor to correct their breaches.

2.	Adjust, suspend or terminate the Creditor’s Line of Credit partly or totally;

3.	Totally or partly, suspend or terminate the loan fund drawing application under any contract between the Guarantor and Creditor, unreleased loan fund, not yet applied trade financing activities.

4.	Declare the principal and interest of un-repaid loans/trade financing activities and account payable under the Contract or other contracts, totally or partly due immediately.

5.	Terminate or cancel the Contract or, totally or partly terminate or cancel the other contracts between the Guarantor and Creditor.

6.	Claim a compensation to the Guarantor of loss caused by the Guarantor’s breaches.

7.
Inform in advance or after, transfer the money in the account that the Guarantor opened with the Creditor or other organizations of Bank of China to repay the part or total of the debt under the Contract. The undue money in accounts would be regarded as due immediately. The currency in accounts is different from that executed under the Contract, may computed applying with the current foreign exchange rate.

8.	Other actions that Creditor may believe that is necessary

XII. Reservation of Right

One of the parties fails to exercise its part or total rights, or not require another party to take or fulfill the obligation partly or totally, that shall not be regarded as the party waives the right or exempted from the right.

The right of toleration, extension or postpone to exercise the right, that one of the parties carries out to another party, these activities shall not affect any right and obligation under the Contract, and shall not be regarded as a waive of the contract.

XIII. Amendment, Modification and Termination

Both parties agreed that the Contract may be amended, modified in writing, any amendment or modification shall be regarded as a non-separated part of the Contract.

The Contract shall not be terminated before all rights and obligations are fulfilled with an exception that regulated by laws and regulations or other agreement between both parties.

Any invalidation of the items of the Contract shall not affect the legal force of the other items.

XIIII. Application of Law, Solution of Dispute

The contract applies for the Laws of People’s Republic of China.

The Contract becomes effective, any dispute raises out during the signing, carrying on the contract, shall be resolved by negotiation between two parties, furthermore, any party may take such action as following:

Go to Court locating where the Lender or the organizations of Bank of China Co., Ltd business registered.

During the period of resolving dispute, the other Items of Contract that not related to the dispute shall be carried on. And that dispute shall not affect the other Items of Contract to be carrying on.

XV. Expense

The Guarantor shall be responsible for the expense related to signing, carrying out, resolving dispute (including but not limited to, attorney service charge), with an exception that the way both parties settled in another agreement or stipulated by Laws.

XVI. Appendixes

The appendixes agreed by both parties and attached to the Contract for performing the Contract shall be regarded as an integrated part of the Contract, which shall have the same legal effect as the Contract.

XVII. Other provision

1.	The Guarantor shall not transfer any right or obligation under the Contract to a third party without a writing consent from the Creditor.

2.
The Guarantor shall accept that, when it is needed, the Creditor relegates carrying on the Contract to other organizations of Bank of China, or transfers the loan under the Contract to above organizations. The above organizations authorized by the Creditor have a right to carry out all the rights under the Contract, to raise the dispute related to the Contract to a law court, an arbitration authority, to apply for a law enforcement order from a Court.

3.	The legal successor or assignee of both (each) parties of Contract, shall be legally bound by the Contract, with an exception that stipulated in another agreement.

4.
With an exception that agreed in another agreement, the Registration Address of both parties describing in the Contract means living address and contact address, and each party commits that provide a writing notify to another party when above address is changed.

5.	The title and business name describing in the Contract is being used for convenience, shall not be used in an explanation to the contain of Items, rights and obligations of the Contract.

XVIII. Become effective.

This contract becomes effective when the following actions is fulfilled:

1.	The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Guarantor and sealed by the Guarantor.

2. The Contract shall be effective from the date when it is signed by corporate representative (or Principal) of Creditor and sealed by the Creditor.

The Contract is made out in 3 duplicates, one for each party, one for the Debtor, with the same legal enforcement.

GUARANTOR :(Seal)	JUNAN TIANMA ISLAND TOURISM DEVELOPING CO., LTD (sealed)

Signature:	LI HONGBIN (signed)

(Signed by corporate representative)

Date:	21-10-2011

CREDITOR (Seal): BANK OF CHINA CO., LTD YISHUI BRANCH (Sealed)

Signature:	LI SHIMING (signed)

(Signed by corporate representative)

Date:	21-10-2011